SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                              FORM 8-K

                           CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          March 26, 2005
                          -------------
                         Date of Report
               (Date of Earliest Event Reported)

                     ALPINE AIR EXPRESS, INC.
                     ------------------------
     (Exact Name of Registrant as Specified in its Charter)

     Delaware              000-27011                33-0619518
     --------              ---------                ----------
(State or other juris-  (Commission File No.)       (IRS Employer
diction of incorporation)                           I.D. No.)

                         1177 Alpine Air Way
                          Provo, Utah 84601
                          -----------------
             (Address of Principal Executive Offices)

                         (801) 373-1508
                         --------------
                  Registrant's Telephone Number

                               N/A
                               ---
                  (Former name or former address,
                   if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
----------------------------------

     On March 26, 2005, Gerry Lefavor, our Director of Accounting, resigned and accepted an offer to serve as Chief Financial Officer of another firm. The resignation will be effective as of April 15, 2005. Mr. Lefavor's resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

                             SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ALPINE AIR EXPRESS, INC.


Date: 4-14-05                 By: /s/ Max A. Hansen
     --------                    ------------------
                                 Max A. Hansen
                                 Secretary/Treasurer